UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒ Preliminary Proxy Statement
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☐Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under §240.14a-12

TAMBORAN RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
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☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Tamboran Resources Corporation

Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue
Barangaroo NSW 2000

June 12, 2025

To the Stockholders of Tamboran Resources Corporation:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Tamboran Resources Corporation, a Delaware corporation (the “Company”), to be held virtually on Wednesday, July 16, 2025, at 5:00 p.m. Central time (being 8:00 a.m. AEDT on Thursday, July 17, 2025) at www.virtualshareholdermeeting.com/TBN2025SM.

At the Special Meeting, stockholders will be asked to consider and vote upon the following proposals:

1.Approval of the Company’s May 2025 PIPE Financing and issuance of shares of Common Stock pursuant to the Company’s May 2025 PIPE Financing.

2.Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the prior issue of 2,180,515 shares of Common Stock under Tranche 1 of the May 2025 PIPE Financing.

3.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 563,697 shares of Common Stock to Daly Waters Energy, LP under Tranche 2 of the May 2025 PIPE Financing.

4.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,820 shares of Common Stock to Mr. Richard Stoneburner under Tranche 2 of the May 2025 PIPE Financing.
5.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 8,456 shares of Common Stock to Mr. Fredrick Barrett under Tranche 2 of the May 2025 PIPE Financing.
6.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 10,000 shares of Common Stock to Mr. David Siegel under Tranche 2 of the May 2025 PIPE Financing.
7.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,000 shares of Common Stock to Mr. Ryan Dalton under Tranche 2 of the May 2025 PIPE Financing.
8.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,637 shares of Common Stock to Mr. Joel Riddle under Tranche 2 of the May 2025 PIPE Financing.
9.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,637 shares of Common Stock to Mr. Jeffrey Bellman under Tranche 2 of the May 2025 PIPE Financing.
10.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,820 shares of Common Stock to Ms. Sarah Pacheco under Tranche 2 of the May 2025 PIPE Financing.
11.Approval, for purposes of ASX Listing Rule 7.1 and for all other purposes, of the issue of 336,662 shares of Common Stock to Non-Affiliated Investors under Tranche 2 of the May 2025 PIPE Financing.
12.Approval, for purposes of ASX Listing Rule 7.1, Section 312.03 of the NYSE Listed Company Manual and for all other purposes, of the issue of shares of Common Stock to Macquarie Bank Limited pursuant to the Facility Letter Agreement.

13.Approval of the issuance of shares of Common Stock to certain directors and officers of the Company pursuant to the Company’s May 2025 PIPE Financing.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE PROPOSALS.

Pursuant to the provisions of the Company’s Certificate of Incorporation and Amended and Restated Bylaws, the board of directors of the Company (the “Board”) has fixed the close of business on June 12, 2025 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Accordingly, only stockholders of record at the close of business on June 12, 2025 are entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. Holders of Chess Depositary Interests (“CDIs”) of the Company at that time will be entitled to receive notice of, and to attend as guests (but not vote at) the Special Meeting. Holders of CDIs can direct CHESS Depositary Nominees Pty Ltd, as depositary nominee (the “Depositary Nominee”) to vote the Company’s common stock, par value $0.001 per share (“Common Stock”) underlying their CDIs at the Special Meeting by completing the CDI Voting Instruction Form.
Holders of Common Stock will be able to vote and submit questions online through the virtual-meeting platform during the Special Meeting. To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Tuesday, July 15, 2025, and proxies submitted by mail should be received by the close of business on Tuesday, July 15, 2025 (the business day prior to the date of the Special Meeting).
Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the Special Meeting by completing and returning the CDI Voting Instruction Form to Boardroom Pty Ltd (“Boardroom”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes from CDI holders must be received by Boardroom by no later than 5:00 p.m. Central time on Monday, July 14, 2025 (being 8:00 a.m. AEDT on Tuesday, July 15, 2025) (48 hours prior to the date of the Special Meeting) in accordance with the instructions on the CDI Voting Instruction Form.
To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/TBN2025SM, you must enter the 16-digit control number found on your proxy card. Holders of CDIs wishing to attend the Special Meeting will need to do so as guests.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Special Meeting.

Your vote is very important. You may vote at the virtual meeting or by proxy. Whether or not you plan to virtually attend the Special Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope.
Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the Special Meeting by completing the CDI Voting Instruction Form.

By the Board of Directors:

/s/ Rohan Vardaro
Rohan Vardaro,
Senior Counsel and Corporate Secretary

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

The 2025 Special Meeting of stockholders (the “Special Meeting”) of Tamboran Resources Corporation (the “Company”) will be held on Wednesday, July 16, 2025, at 5:00 p.m. Central time (being 8:00 a.m. AEDT on Thursday, July 17, 2025). To increase access for all of our stockholders, the Special Meeting will be online and a completely virtual meeting of stockholders. You may attend, vote, and submit questions during the Special Meeting via the live webcast on the Internet at www.virtualshareholdermeeting.com/TBN2025SM. You will not be able to attend the Special Meeting in person, nor will there be any physical location. You may vote by telephone, Internet, or mail prior to the Special Meeting. While we encourage you to vote in advance of the Special Meeting, you may also vote and submit questions relating to meeting matters during the Special Meeting (subject to time restrictions).

At the Special Meeting, Stockholders will be asked to consider and vote upon the following proposal:

1.Approval of the Company’s May 2025 PIPE Financing and issuance of shares of Common Stock pursuant to the Company’s May 2025 PIPE Financing.

2.Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the prior issue of 2,180,515 shares of Common Stock under Tranche 1 of the May 2025 PIPE Financing.

3.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 563,697 shares of Common Stock to Daly Waters Energy, LP under Tranche 2 of the May 2025 PIPE Financing.

4.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,820 shares of Common Stock to Mr. Richard Stoneburner under Tranche 2 of the May 2025 PIPE Financing.

5.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 8,456 shares of Common Stock to Mr. Fredrick Barrett under Tranche 2 of the May 2025 PIPE Financing.

6.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 10,000 shares of Common Stock to Mr. David Siegel under Tranche 2 of the May 2025 PIPE Financing.

7.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,000 shares of Common Stock to Mr. Ryan Dalton under Tranche 2 of the May 2025 PIPE Financing.

8.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,637 shares of Common Stock to Mr. Joel Riddle under Tranche 2 of the May 2025 PIPE Financing.

9.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,637 shares of Common Stock to Mr. Jeffrey Bellman under Tranche 2 of the May 2025 PIPE Financing.

10.Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,820 shares of Common Stock to Ms. Sarah Pacheco under Tranche 2 of the May 2025 PIPE Financing.

11.Approval, for purposes of ASX Listing Rule 7.1 and for all other purposes, of the issue of 336,662 shares of Common Stock to Non-Affiliated Investors under Tranche 2 of the May 2025 PIPE Financing.

12.Approval, for purposes of ASX Listing Rule 7.1, Section 312.03 of the NYSE Listed Company Manual and for all other purposes, of the issue of shares of Common Stock to Macquarie Bank Limited pursuant to the Facility Letter Agreement.

13.Approval of the issuance of shares of Common Stock to certain directors and officers of the Company pursuant to the Company’s May 2025 PIPE Financing.

Only stockholders of record at the close of business on June 12, 2025 are entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. Holders of CDIs of the Company at that time will be entitled to receive notice of, and to attend as guests (but not vote at) the Special Meeting. Holders of CDIs can direct the Depositary Nominee to vote the Company’s common stock, par value $0.001 per share (“Common Stock”) underlying their CDIs at the Special Meeting by completing the CDI Voting Instruction Form.

Holders of Common Stock will be able to vote and submit questions online through the virtual-meeting platform during the Special Meeting. To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Tuesday, July 15, 2025, and proxies submitted by mail should be received by the close of business on Tuesday, July 15, 2025 (the business day prior to the date of the Special Meeting).
Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the Special Meeting by completing and returning the CDI Voting Instruction Form to Boardroom Pty Ltd (“Boardroom”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes from CDI holders must be received by Boardroom by no later than 5:00 p.m. Central time on Monday, July 14, 2025 (being 8:00 a.m. AEDT on Tuesday, July 15, 2025) (48 hours prior to the date of the Special Meeting) in accordance with the instructions on the CDI Voting Instruction Form.
To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/TBN2025SM, you must enter the 16-digit control number found on your proxy card. Holders of CDIs wishing to attend the Special Meeting will need to do so as guests.

VOTE IN PERSON	VOTE BY INTERNET	VOTE BY PHONE	VOTE BY MAIL

Follow the instructions contained in this proxy statement to virtually attend the Special Meeting and vote your shares during the Special Meeting.	Visit www.proxyvote.com with the control number found on the proxy card.	Call the toll-free number (for residents of the U.S. and Canada) listed on the proxy card. Be sure to have the control number available.	Complete and sign the enclosed proxy card and return it in the enclosed envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your vote is very important. You may vote at the virtual meeting or by proxy. Whether or not you plan to virtually attend the Special Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope.
Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the Special Meeting by completing the CDI Voting Instruction Form.

Dated: June 12, 2025    By the Board of Directors:

/s/ Rohan Vardaro
Rohan Vardaro,
Senior Counsel and Corporate Secretary

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “commit,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods.

It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors, including but not limited to: our early stage of development with no material revenue expected until 2026 and our limited operating history; the substantial additional capital required for our business plan, which we may be unable to raise on acceptable terms; our strategy to deliver natural gas to the Australian East Coast and select Asian markets being contingent upon constructing additional pipeline capacity, which may not be secured; the absence of proved reserves and the risk that our drilling may not yield natural gas in commercial quantities or quality; the speculative nature of drilling activities, which involve significant costs and may not result in discoveries or additions to our future production or reserves; the challenges associated with importing U.S. practices and technology to the Northern Territory, which could affect our operations and growth due to limited local experience; the critical need for timely access to appropriate equipment and infrastructure, which may impact our market access and business plan execution; the operational complexities and inherent risks of drilling, completions, workover, and hydraulic fracturing operations that could adversely affect our business; the volatility of natural gas prices and its potential adverse effect on our financial condition and operations; the risks of construction delays, cost overruns, and negative effects on our financial and operational performance associated with midstream projects; the potential fundamental impact on our business if our assessments of the Beetaloo are materially inaccurate; the concentration of all our assets and operations in the Beetaloo, making us susceptible to region-specific risks; the substantial doubt raised by our recurring operational losses, negative cash flows, and cumulative net losses about our ability to continue as a going concern; complex laws and regulations that could affect our operational costs and feasibility or lead to significant liabilities; community opposition that could result in costly delays and impede our ability to obtain necessary government approvals; exploration and development activities in the Beetaloo that may lead to legal disputes, operational disruptions, and reputational damage due to native title and heritage issues; the requirement to produce natural gas on a Scope 1 net zero basis upon commencement of commercial production, with internal goals for operational net zero, which may increase our production costs; the increased attention to environmental, social and governance matters and environmental conservation measures that could adversely impact our business operations; risks related to our corporate structure; risks related to our common stock and CDIs; the ability of the Company to satisfy the conditions to consummate the Offering; and the other risk factors discussed in the this report and the Company’s filings with the Securities and Exchange Commission (the “SEC”).

It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document, except as required by law.

TAMBORAN RESOURCES CORPORATION
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue
Barangaroo NSW 2000

SPECIAL MEETING OF STOCKHOLDERS
To Be Held on July 16, 2025 PROXY STATEMENT
The Board of Directors of Tamboran Resources Corporation (the “Company,” “Tamboran,” “we,” “us,” or “our”) is soliciting proxies from its stockholders to be used at the 2025 Special Meeting of stockholders (the “Special Meeting”) to be held virtually at www.virtualshareholdermeeting.com/TBN2025SM, and at any postponements or adjournments thereof. This proxy statement (“Proxy Statement”) contains information related to the Special Meeting. This proxy statement and the accompanying form of proxy are first being sent to stockholders on or about June 23, 2025.
ABOUT THE SPECIAL MEETING
Why am I receiving this Proxy Statement?
You are receiving this proxy statement because you have been identified as a stockholder of the Company at the close of business on the record date, which our Board has determined to be June 12, 2025 (the “Record Date”), and thus you are entitled to notice of, and to vote at the Special Meeting. This document serves as a proxy statement used to solicit proxies for the Special Meeting. This document contains important information about the Special Meeting and the Company, and you should read it carefully.
How can I attend the Special Meeting?
Stockholders as of the Record Date (or their duly appointed proxy holder) may attend, vote, and submit questions virtually during the Special Meeting by logging in at www.virtualshareholdermeeting.com/TBN2025SM. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card. If you are not a stockholder or do not have a control number (including Holders of CDIs), you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting. The meeting will begin promptly at 5:00 p.m. Central time on Wednesday, July 16, 2025, 2025 (being 8:00 a.m. AEDT on Thursday, July 17, 2025). We encourage you to access the meeting prior to the start time. Online access will open at 4:45 p.m. Central time (being 7:45 a.m. AEST) and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at www.virtualshareholdermeeting.com/TBN2025SM for 90 days after the meeting.
Holders of CDIs will be entitled to receive notice of, and to attend as guests (but not vote at) the Special Meeting. Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the Special Meeting by completing the CDI Voting Instruction Form.
Can I ask questions at the virtual Special Meeting?
Stockholders as of the Record Date who attend and participate in our virtual Special Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. We also encourage you to submit questions in advance of the meeting until 11:59 p.m. Eastern time the day before the Special Meeting by going to www.virtualshareholdermeeting.com/TBN2025SM and logging in with your control number. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the types of questions that will be accepted, will be posted on the Special Meeting website. To ensure the orderly conduct of the Special Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the meeting.
What if I have technical difficulties or trouble accessing the virtual Special Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: www.virtualshareholdermeeting.com/TBN2025SM.
What proposals will be voted on at the Special Meeting?
Stockholders will vote on 13 proposals at the Special Meeting:

Proposal	Matter	Board Recommendation
1	Approval of the Company’s May 2025 PIPE Financing (as defined below) and issuance of shares of Common Stock pursuant to the Company’s May 2025 PIPE Financing.	FOR
2	Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the prior issue of 2,180,515 shares of Common Stock under Tranche 1 of the May 2025 PIPE Financing.	FOR

3	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 563,697 shares of Common Stock to Daly Waters Energy, LP under Tranche 2 of the May 2025 PIPE Financing.	FOR
4	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,820 shares of Common Stock to Mr. Richard Stoneburner under Tranche 2 of the May 2025 PIPE Financing.	FOR
5	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 8,456 shares of Common Stock to Mr. Fredrick Barrett under Tranche 2 of the May 2025 PIPE Financing.	FOR
6	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 10,000 shares of Common Stock to Mr. David Siegel under Tranche 2 of the May 2025 PIPE Financing.	FOR
7	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,000 shares of Common Stock to Mr. Ryan Dalton under Tranche 2 of the May 2025 PIPE Financing.	FOR
8	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,637 shares of Common Stock to Mr. Joel Riddle under Tranche 2 of the May 2025 PIPE Financing.	FOR
9	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,637 shares of Common Stock to Mr. Jeffrey Bellman under Tranche 2 of the May 2025 PIPE Financing.	FOR
10	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,820 shares of Common Stock to Ms. Sarah Pacheco under Tranche 2 of the May 2025 PIPE Financing.	FOR
11	Approval, for purposes of ASX Listing Rule 7.1 and for all other purposes, of the issue of 336,662 shares of Common Stock to Non-Affiliated Investors under Tranche 2 of the May 2025 PIPE Financing.	FOR
12
Approval, for purposes of ASX Listing Rule 7.1, Section 312.03 of the NYSE Listed Company Manual and for all other purposes, of the issue of shares of Common Stock to Macquarie Bank Limited pursuant to the Facility Letter Agreement (as defined below).
FOR
13	Approval of the issuance of shares of Common Stock to certain directors and officers of the Company pursuant to the Company’s May 2025 PIPE Financing.	FOR

What happens if other business not discussed in this Proxy Statement comes before the meeting?
The Company does not know of any business to be presented at the Special Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Certificate of Incorporation, Amended and Restated Bylaws, and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.
Who is entitled to vote?
As of the Record Date, 16,717,289 shares of Common Stock were outstanding. Only holders of record of our Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our Common Stock held by such stockholder on the Record Date. No cumulative voting rights are authorized. Each CDI holder is entitled to direct the Depositary Nominee to vote one vote for every 200 CDIs held by such holder on the Record Date.
What does it mean to be a holder of CDIs?
CDIs are issued by the Company through the Depositary Nominee and traded on the Australian Securities Exchange. If you own CDIs, then you are the beneficial owner of one share of Common Stock for every 200 CDIs that you own. The Depositary Nominee, or its custodian, is considered the stockholder of record for the purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct the Depositary Nominee, or its custodian, as to how to vote the shares of Common Stock underlying your CDIs. As a beneficial owner, you are invited to attend the Special Meeting as a guest.
However, because you are not a holder of Common Stock, if you personally want to vote the shares of Common Stock underlying your CDIs at the Special Meeting, you must inform the Depositary Nominee via the CDI Voting Instruction Form that you wish to nominate yourself (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Special Meeting.
Under the rules governing CDIs, the Depositary Nominee is not permitted to vote on your behalf on any matter to be considered at the Special Meeting unless you specifically instruct the Depositary Nominee how to vote. We encourage you to communicate your voting instructions to the Depositary Nominee in advance of the Special Meeting to ensure that your vote will be counted by completing the CDI Voting Instruction Form and returning it in accordance with the instructions specified on that form.
How do I vote in advance of the Special Meeting?
If you are a holder of record of shares of Common Stock, you may direct your vote without attending the Special Meeting by following the instructions on the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.
If you hold your shares in street name via a broker, bank, or other nominee, you may direct your vote without attending the Special Meeting by signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank, or other nominee for further details.

How do I vote during the Special Meeting?
Shares held directly in your name as the stockholder of record may be voted if you are attending the Special Meeting by entering the 16-digit control number found on your proxy card when you log in to the meeting at www.virtualshareholdermeeting.com/TBN2025SM.
Shares held in street name through a brokerage account or by a broker, bank, or other nominee may only be voted at the Special Meeting by submitting voting instructions to your bank, broker or other nominee or by presenting a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).
Even if you plan to attend the Special Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Special Meeting?” so that your vote will be counted if you are unable to attend the Special Meeting.
How do I vote if I hold CDIs?
Each CDI holder is entitled to direct the Depositary Nominee to vote one vote for every 200 CDIs held by such holder on the Record Date. Persons holding CDIs are entitled to receive notice of and to attend the Special Meeting as guests. Holders of CDIs may direct the Depositary Nominee to vote their underlying Common Stock at the Special Meeting by completing and returning the CDI Voting Instruction Form to Boardroom Pty Ltd (“Boardroom”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Boardroom by no later than 5:00 p.m. Central time on Monday, July 14, 2025 (being 8:00 a.m. AEDT on Tuesday, July 15, 2025) (48 hours prior to the date of the Special Meeting) in accordance with the instructions on the CDI Voting Instruction Form.
Alternatively, CDI holders can inform the Depositary Nominee via the CDI Voting Instruction Form that they wish to nominate themselves (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Special Meeting.
Can I change my vote or revoke my proxy or CDI Voting Instruction Form?
You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•delivering to the attention of the Secretary at the address on the first page of this Proxy Statement a written notice of revocation of your proxy;
•delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•attending the Special Meeting and voting electronically, as indicated above under “How do I vote during the Special Meeting?,” but note that attendance at the Special Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker, or other nominee and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker, or other nominee).
If you are a holder of CDIs and you direct the Depositary Nominee to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Boardroom a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by no later than 5:00 p.m. Central time on Monday, July 14, 2025 (being 8:00 a.m. AEDT on Tuesday, July 15, 2025).
What is a broker nonvote?
Brokers, banks, or other nominees holding shares on behalf of a beneficial owner (other than the Depositary Nominee) may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “nonroutine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. Each of the Proposals are nonroutine matters.
A broker nonvote occurs when a broker, bank, or other nominee does not vote on a nonroutine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. A broker, bank, or other nominee may exercise its discretionary voting authority on Proposal Two because Proposal Two is a routine matter, and as such, there will be no broker nonvotes on Proposal Two. Broker nonvotes may occur as to the other Proposals or any other nonroutine matters that are properly presented at the Special Meeting. The effect of broker nonvotes on each of the other Proposals is described below.
What constitutes a quorum?
The presence at the Special Meeting, either virtually or by proxy, of the holders of not less than a majority in voting power of the outstanding shares of stock entitled to vote at the Special Meeting shall be necessary and sufficient to constitute a quorum. Abstentions and broker nonvotes will be counted as present for the purpose of determining whether there is a quorum at the Special Meeting. Your shares are counted as being present if you participate virtually at the Special Meeting and cast your vote online during the meeting prior to the closing of the polls by visiting www.virtualshareholdermeeting.com/TBN2025SM, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.
What vote is required to approve each matter to be considered at the Special Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
1	Approval the Company’s May 2025 PIPE Financing and issuance of shares of Common Stock pursuant to the Company’s May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
2	Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the prior issue of 2,180,515 shares of Common Stock under Tranche 1 of the May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
3	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 563,697 shares of Common Stock to Daly Waters Energy, LP under Tranche 2 of the May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
4	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,820 shares of Common Stock to Mr. Richard Stoneburner under Tranche 2 of the May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
5	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 8,456 shares of Common Stock to Mr. Fredrick Barrett under Tranche 2 of the May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
6	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 10,000 shares of Common Stock to Mr. David Siegel under Tranche 2 of the May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
7	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,000 shares of Common Stock to Mr. Ryan Dalton under Tranche 2 of the May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
8	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,637 shares of Common Stock to Mr. Joel Riddle under Tranche 2 of the May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
9	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 5,637 shares of Common Stock to Mr. Jeffrey Bellman under Tranche 2 of the May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
10	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,820 shares of Common Stock to Ms. Sarah Pacheco under Tranche 2 of the May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
11	Approval, for purposes of ASX Listing Rule 7.1 and for all other purposes, of the issue of 336,662 shares of Common Stock to Non-Affiliated Investors under Tranche 2 of the May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
12
Approval, for purposes of ASX Listing Rule 7.1, Section 312.03 of the NYSE Listed Company Manual and for all other purposes, of the issue of shares of Common Stock to Macquarie Bank Limited pursuant to the Facility Letter Agreement
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
13	Approval of the issuance of shares of Common Stock to certain directors and officers of the Company pursuant to the Company’s May 2025 PIPE Financing	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against

Voting exclusion statement
The Company will disregard any votes cast in favor of:
•Proposal 2, by or on behalf of any person who participated in the May 2025 Pipe Financing or their associates;

•Proposal 3, by or on behalf of Daly Waters Energy, LP and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal 3 (except a benefit solely by reason of being a holder of shares of Common Stock or their associates);
•Proposal 4, by or on behalf of Mr. Richard Stoneburner and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal 4 (except a benefit solely by reason of being a holder of shares of Common Stock or their associates);
•Proposal 5, by or on behalf of Mr. Fredrick Barrett and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal 5 (except a benefit solely by reason of being a holder of shares of Common Stock or their associates);
•Proposal 6, by or on behalf of Mr. David Siegel and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal 6 (except a benefit solely by reason of being a holder of shares of Common Stock or their associates);
•Proposal 7, by or on behalf of Mr. Ryan Dalton and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal 7 (except a benefit solely by reason of being a holder of shares of Common Stock or their associates);
•Proposal 8, by or on behalf of Mr. Joel Riddle and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal (except a benefit solely by reason of being a holder of shares of Common Stock or their associates);
•Proposal 9, by or on behalf of Mr. Jeffrey Bellman and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal 9 (except a benefit solely by reason of being a holder of shares of Common Stock or their associates);
•Proposal 10, by or on behalf of Ms. Sarah Pacheco and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal 10 (except a benefit solely by reason of being a holder of shares of Common Stock or their associates);
•Proposal 11, by or on behalf of a person who is expected to participate in, or who will obtain a material benefit as a result of, the proposed issue (except a benefit solely by reason of being a holder of shares of Common Stock or their associates);
•Proposal 12, by or on behalf of a person who is expected to participate in, or who will obtain a material benefit as a result of, the proposed issue (except a benefit solely by reason of being a holder of ordinary securities in the Company) or an associate of that person or persons.
However, the Company need not disregard a vote cast in favor of any of the above Proposals by:
•a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney to vote on the relevant Proposal in that way;
•the chair of the Special Meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or
•a holder acting solely in a nominee, trustee or custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
othe beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and othe holder votes on the relevant Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.
What is the deadline for submitting a proxy or CDI Voting Instruction Form?
To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Tuesday, July 15, 2025, and proxies submitted by mail should be received by the close of business on Tuesday, July 15, 2025 (the business day prior to the date of the Special Meeting).
CDI Voting Instruction Forms must be received by Boardroom by no later than 5:00 p.m. Central time on Monday, July 14, 2025 (being 8:00 a.m. AEDT on Tuesday, July 15, 2025) (48 hours prior to the date of the Special Meeting) in accordance with the instructions on the CDI Voting Instruction Form.
What does it mean if I receive more than one proxy card or CDI Voting Instruction Form?
If you hold your shares or CDIs in more than one account, you will receive one proxy card or CDI Voting Instruction Form for each account (as applicable). To ensure that all of your shares or CDIs are voted, please complete, sign, date, and return one proxy card or CDI Voting Instruction Form for each account or use the proxy card for each account to vote by Internet or by telephone.
How will my shares be voted if I return a blank proxy card or a blank CDI Voting Instruction Form?
If you are a holder of record of our Common Stock and you sign and return a proxy card or CDI Voting Instruction Form or otherwise submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations. If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:

•will be counted as present for purposes of establishing a quorum;
•will be voted in accordance with the broker’s, bank’s, or other nominee’s discretion on “routine” matters; and
•will not be counted in connection with the other Proposals or any other nonroutine matters that are properly presented at the Special Meeting. For each of these proposals, your shares will be treated as “broker nonvotes.”
Our Board knows of no matter to be presented at the Special Meeting other than Proposals identified in this Proxy Statement. If any other matters properly come before the Special Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.
Why is the Company Seeking Stockholder Approval of Proposal 1 and Proposal 12?

Because our Common Stock is listed on the New York Stock Exchange (“NYSE”), we are subject to the NYSE’s rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of related transactions, subject to certain exceptions, in which:
•the common stock or securities convertible into or exercisable for common stock are issued to a director, officer, a controlling shareholder or member of a control group or any other substantial security holder of the company that has an affiliated person who is an officer or director of the company (an “Active Related Party”) if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either (i) one percent of the number of shares of common stock, or (ii) one percent of the voting power outstanding before the issuance (the “NYSE Active Related Party Cap”);
•a director, officer or substantial security holder of the company (each a “Related Party”) has a five percent or greater interest (or such persons collectively have a ten percent or greater interest), directly or indirectly, in the consideration to be paid in the transaction or series of related transactions and the present potential issuance of common stock, or securities convertible into common stock, could result in an issuance that exceeds either five percent of the number of shares of common stock or five percent of the voting power outstanding before the issuance (the “NYSE Related Party Cap”); or
•(i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20 percent of the voting power outstanding before the issuance of such stock or securities convertible into or exercisable for common stock, or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20 percent of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock (the “NYSE 20% Cap” and together with the NYSE Active Related Party Cap and NYSE Related Party Cap, the “NYSE Thresholds”).
The approval of the Company’s stockholders is required under the NYSE listing rules, because the PIPE Investors (as defined below) may be deemed to be an Active Related Party and/or a Related Party under NYSE listing rules, and the shares of common stock underlying the May 2025 PIPE Financing to be issued to PIPE Investors may exceed the NYSE Thresholds.
The approval of the Company’s stockholders is required because MBL (as defined below) may be deemed to be an Active Related Party and/or a Related Party under NYSE listing rules and the maximum number of shares of MBL Common Stock (as defined below) to be issued under the Facility Letter Agreement may exceed the NYSE Thresholds.
Why is the Company Seeking Stockholder Approval of Proposal 13?

Because our Common Stock is listed on the NYSE, we are subject to the NYSE’s rules and regulations. Section 303A.08 of the NYSE Listed Company Manual requires stockholder approval of any equity compensation plan.
The issuance of the D&O Shares (as defined below) to the D&O PIPE Investors (as defined below) in the May 2025 PIPE Financing at a discount, offered outside the Company’s 2024 Incentive Award Plan, may be considered an “equity-compensation plan” under Section 303A.08 of the NYSE Listed Company Manual.
Who will count the vote?
Broadridge Financial Solutions, Inc., or their appointed representative, will serve as the inspector of elections and will certify the voting results.
Will a stockholder list be available for inspection?
A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Special Meeting, at Tamboran Resources Corporation, Suite 01, Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000 between the hours of 9:00 a.m. and 5:00 p.m. AEST. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at www.virtualshareholdermeeting.com/TBN2025SM. You will need the control number included on your proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one Proxy Statement and one Annual Report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge, by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.
How can I find out the results of the voting at the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting.
Whom can I contact for further information?
You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Special Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at Suite 01, Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 12, 2025 (except as otherwise noted in the footnotes below) by each beneficial owner of more than 5% of the outstanding Common Stock known to the Company, each of the Company’s directors, director nominees, and NEOs, and all directors and executive officers as a group. The table also sets out the names of all persons and entities (of which the Company is aware) who are substantial holders in the Company within the meaning of section 671B of the Corporations Act and the number of shares of Common Stock in which each substantial holder has an interest. Unless otherwise noted below, the address of the persons and entities listed on the table is c/o Tamboran Resources Corporation, Suite 01, Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000, Australia.

Name	Amount and Nature of Beneficial Ownership (1)	Percentage
Bryan Sheffield (2)	2,559,904	15.3%
College Retirement Equities Fund (3)	1,087,420	6.5%
Helmerich & Payne International Holdings LLC (4)	1,018,850	6.1%
Liberty Oilfield Services LLC (5)	893,328	5.3%
HITE Hedge Asset Management LLC (6)	809,505	4.8%
Joel Riddle (7)	122,083	*
Eric Dyer (8)	56,682	*
Faron Thibodeaux (9)	103,998	*
Richard Stoneburner (10)	50,924	*
Fredrick Barrett (11)	44,245	*
John Bell (12)	—	*
Ryan Dalton (13)	21,729	*
Patrick Elliott (14)	143,366	*
Andrew Robb (15)	9,507	*
David Siegel (16)	328,621	2.0%
Jeffrey Bellman (17)	5,502	*
All executive officers and directors as a group (11 persons):	886,657	5.3%

*    Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.
(1)Beneficial ownership, as determined in accordance with Rule 13d-3 under the Exchange Act, includes sole or shared power to vote or direct the voting of, or to dispose or direct the disposition of shares. Except as indicated in the footnotes to the table and to the extent authority is shared by spouses under applicable law, we believe that the persons named in the table have sole voting and dispositive power with respect to their reported shares of Common Stock. As of June 12, 2025, the Company had 16,717,289 shares of Common Stock outstanding. Includes shares of Common Stock represented by CDIs.
(2)Based the Schedule 13D amendment filed by Mr. Sheffield and affiliated entities on May 14, 2025. Includes (i) 1,734,980 shares of Common Stock represented by 343,557,601 CDIs held by the Depositary Nominee on trust for Sheffield Holdings, LP (“Sheffield Holdings”), and (ii) 312,500 shares of Common Stock issued to Daly Waters Energy, LP (“Daly Waters”) in satisfaction of certain payment obligations under a joint venture agreement between the Issuer and Daly Waters that would have become due in February 2025. Spraberry Interests, LLC is the general partner of Sheffield Holdings. Mr. Sheffield is the manager of Spraberry Interests, LLC. As a result, each of Mr. Sheffield and Spraberry Interests, LLC may be deemed to share beneficial ownership of the shares held directly by Sheffield Holdings. Formentera Australia Fund I GP, LP is the general partner of Daly Waters. Formentera Investments LLC is the general partner of Formentera Australia Fund I GP, LP. Mr. Sheffield is the managing member of Formentera Investments. As a result, each of Mr. Sheffield, Formentera Australia and Formentera Investments may be deemed to share beneficial ownership of the shares held directly by Daly Waters. The address for Sheffield Holdings is 300 Colorado Street, Ste. 1900, Austin TX 78701.
(3)Based on information known to the Company, as of June 27, 2024. Includes 1,087,420 shares of Common Stock represented by 217,484,106 CDIs held by the Depositary Nominee on trust for College Retirement Equities Fund (“CREF”) on behalf of two of its accounts, CREF Global Equities Account and CREF Stock Account. TIAA-CREF Investment Management, LLC (“TCIM”) makes all voting and investment decisions with respect to the shares beneficially owned by CREF. The address for TCIM is 730 Third Ave, New York, NY 10017.
(4)Based on a Schedule 13G filed October 25, 2024. Includes 529,762 shares of Common Stock represented by 105,952,380 CDIs held by the Depositary Nominee on trust for Helmerich & Payne International Holdings LLC (“H&P”). Represents the beneficial ownership of H&P. The board of directors of Helmerich & Payne, Inc., makes all voting and investment decisions with respect to the shares beneficially owned by H&P, and each member thereof disclaims beneficial ownership of such shares of Common Stock. The address for H&P is S. Boulder Ave., Suite 1400, Tulsa, Oklahoma 74119.
(5)Based on a Schedule 13G filed July 8, 2024. Includes 476,662 shares of Common Stock represented by 95,332,520 CDIs held by the Depositary Nominee on trust for Liberty Oilfield Services LLC (“LOS LLC”). Liberty Energy Inc. (“LBRT”) is the sole member of LOS LLC and therefore may be deemed to share voting and dispositive power over, and indirectly have beneficial ownership of, the Common Stock directly held by LOS

LLC. The address for LBRT and LOS LLC is 950 17th Street, Suite 2400, Denver, Colorado 80202. LBRT disclaims beneficial ownership of the Common Stock held by LOS LLC except to the extent of its pecuniary interest therein.
(6)Based on a Schedule 13G filed May 14, 2025.
(7)Includes (i) 1,644 shares of Common Stock represented by 328,924 CDIs held by the Depositary Nominee on trust for Mr. Riddle, (ii) 20,439 shares of Common Stock represented by 4,087,888 CDIs held by the Depositary Nominee on trust for Top Gun Nominees Pty Ltd., an entity controlled by Mr. Riddle, and (iii) 100,000 restricted stock units (“RSUs”), which will vest in full on August 6, 2027.
(8)Includes (i) 11,032 shares of Common Stock represented by 2,206,405 CDIs held by the Depositary Nominee on trust for Mr. Dyer, (ii) 10,860 shares of Common Stock underlying 2,172,023 CDIs held by the Depositary Nominee on trust for Northern Woods Australia Pty Ltd., an entity controlled by Mr. Dyer, and (iii) 45,000 RSUs, which will vest in full on August 6, 2027.
(9)Includes (i) 33,998 shares of Common Stock represented by 6,799,712 CDIs held by the Depositary Nominee on trust for Mr. Thibodeaux, and (ii) 55,000 RSUs, which will vest in full on August 6, 2027.
(10)Includes (i) 30,733 shares of Common Stock represented by 6,146,787 CDIs held by the Depositary Nominee on trust for Mr. Stoneburner, (ii) 2,505 RSUs, which will vest in full on January 31, 2026, and (iii) 5,002 RSUs, which will vest on the earlier of (a) May 16, 2026 and (b) the date of the next annual shareholders’ meeting occurring after the grant date.
(11)Includes (i) 22,705 shares of Common Stock represented by 4,541,044 CDIs held by the Depositary Nominee on trust jointly for Mr. Barrett and Mr. Barrett’s spouse, (ii) 6,889 RSUs, which will vest in full on January 31, 2026, and (ii) 5,002 RSUs, which will vest on the earlier of (a) May 16, 2026 and (b) the date of the next annual shareholders’ meeting occurring after the grant date.
(12)Mr. Bell serves as an executive officer of Helmerich and Payne, Inc. (NYSE: HP) and disclaims beneficial ownership of all shares of Common Stock owned by H&P.
(13)Includes (i) 4,227 RSUs, which will vest in full on January 31, 2026, and (ii) 5,002 RSUs, which will vest on the earlier of (a) May 16, 2026 and (b) the date of the next annual shareholders’ meeting occurring after the grant date.
(14)Includes (i) 16,383 share of Common Stock represented by 3,276,629 CDIs held by the Depositary Nominee on trust for Mr. Elliot, (ii) 117,730 shares of Common Stock represented by 23,546,044 CDIs held by the Depositary Nominee on trust for Yeronda Nominees Pty Ltd, an entity controlled by Mr. Elliott as trustee for Carrington Equity Superannuation Fund, of which Mr. Elliott is the sole beneficiary, (iii) 6,944 shares of Common Stock represented by 1,388,888 CDIs held by the Depositary Nominee on trust for Panstyn Investments Pty Limited, an entity controlled by Mr. Elliott, (iv) 2,309 RSUs, which will vest in full on January 31, 2026, and (v) 5,002 RSUs, which will vest on the earlier of (a) May 16, 2026 and (b) the date of the next annual shareholders’ meeting occurring after the grant date.
(15)Includes (i) 2,505 RSUs, which will vest in full on January 1, 2026, and (ii) 5,002 RSUs, which will vest on the earlier of (a) May 16, 2026 and (b) the date of the next annual shareholders’ meeting occurring after the grant date.
(16)Includes (i) 272,000 shares of Common Stock represented by 54,400,000 CDIs held by the Depositary Nominee on trust for Mr. Siegel, (ii) 7,000 shares of Common Stock represented by 1,400,000 CDIs held by the Depositary Nominee on trust for Robert Siegel (held on behalf of Mr. Siegel), (iii) 40,000 shares of Common Stock represented by 8,000,000 CDIs held by the Depositary Nominee on trust for DNS Capital Partners LLC, an entity controlled by Mr. Siegel, (iv) 4,619 RSUs, which will vest in full on January 1, 2026, and (v) 5,002 RSUs, which will vest on the earlier of (a) May 16, 2026 and (b) the date of the next annual shareholders’ meeting occurring after the grant date.
(17)Includes (i) 500 shares of Common Stock, represented by 100,000 CDIs held by the Depositary Nominee on trust for Mr. Bellman and (ii) 5,002 RSUs, which will vest on the earlier of (a) May 16, 2026 and (b) the date of the next annual shareholders’ meeting occurring after the grant date.

PROPOSAL NO. 1

APPROVAL OF THE MAY 2025 PIPE FINANCING AND ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE COMPANY’S MAY 2025 PIPE FINANCING

Background

Subscription Agreements

As previously announced, on May 12, 2025, the Company entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which, among other things, the PIPE Investors agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to the PIPE Investors, an aggregate of approximately 3.1 million newly issued shares of the Common Stock for an aggregate purchase price of approximately $55.4 million, on the terms and subject to the conditions set forth therein (the “May 2025 PIPE Financing”). Of the May 2025 PIPE Financing, $38.68 million closed on May 16, 2025, subject to the satisfaction of customary closing conditions (“Tranche 1”). The closing of the remaining $16.69 million is subject to approval by the Company’s stockholders and the satisfaction of other customary closing conditions (“Tranche 2”).

The foregoing description of the Subscription Agreements is not complete and is qualified in its entirety by reference to the Subscription Agreements, the forms of which were filed as exhibits to our Current Report on Form 8-K filed with the SEC on May 15, 2024.

Reasons for the Approval of the May 2025 PIPE Financing

Because our Common Stock is listed on the NYSE, we are subject to the NYSE’s rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of related transactions, subject to certain exceptions, in which (i) the common stock or securities convertible into or exercisable for common stock are issued to an Active Related Party if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds the NYSE Active Related Party Cap, (ii) a Related Party has a five percent or greater interest (or Related Parties collectively have a ten percent or greater interest) in the consideration to be paid in the transaction or series of transactions, and the present potential issuance of common stock, or securities convertible into common stock, could result in an issuance that exceeds the NYSE Related Party Cap, and (iii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of the NYSE 20% Cap. The approval of the Company’s stockholders is required because the PIPE Investors may be deemed to be an Active Related Party and/or a Related Party under NYSE listing rules and the shares of common stock underlying the May 2025 PIPE Financing to be issued to the PIPE Investors may exceed the NYSE Thresholds.

Vote Required

“FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the Special Meeting are required to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE MAY 2025 PIPE FINANCING AND ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE COMPANY’S MAY 2025 PIPE FINANCING.

PROPOSAL NO. 2
RATIFICATION AND APPROVAL, FOR PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER PURPOSES, OF THE PRIOR ISSUE OF 2,180,515 SHARES OF COMMON STOCK UNDER TRANCHE 1 OF THE MAY 2025 PIPE FINANCING

Background

The Company is seeking Stockholder ratification pursuant to ASX Listing Rule 7.4 for the issue of the 2,180,515 shares of Common Stock that were issued using the Company’s 15% placement capacity for the purposes of ASX Listing Rule 7.1 under Tranche 1 of the May 2025 PIPE Financing (“Tranche 1 Common Stock”).

The Tranche 1 Common Stock were issued to existing institutional Stockholders and new institutional investors introduced to the Company by the Board and lead manager, Bank of America on May 21, 2025.

ASX Listing Rule Requirements

Broadly speaking, and subject to a number of exceptions, ASX Listing Rule 7.1 limits the number of equity securities that a listed entity can issue without the approval of its stockholders over any 12-month period to 15% of the number of fully paid ordinary shares it had on issue at the start of that period.
However, in accordance with ASX Listing Rule 7.4, an issue of securities made without approval under ASX Listing Rule 7.1 is treated as having been made with approval if:
•the issue did not breach ASX Listing Rule 7.1; and
•the issue is subsequently approved or ratified by shareholders.

ASX Listing Rule 7.4 allows the stockholders of a listed company to approve an issue of equity securities after it has been made or agreed to be made. If they do, the issue is taken to have been approved under ASX Listing Rule 7.1 and so does not reduce the Company’s capacity to issue further equity securities without stockholder approval under that rule.

The Company wishes to retain as much flexibility as possible to issue additional equity securities into the future without having to obtain stockholder approval for such issues under ASX Listing Rule 7.1. To that end, Proposal 2 seeks Stockholder approval to subsequently approve the issue of the Tranche 1 Common Stock under and for the purposes of ASX Listing Rule 7.4.

The Tranche 1 Common Stock were issued under the Company’s 15% placement capacity under ASX Listing Rule 7.1 and are therefore included in the calculation of the Company’s capacity under ASX Listing Rule 7.1. There was no breach of ASX Listing Rule 7.1 as a result of the issue of the Tranche 1 Common Stock.

The purpose of this proposal is to seek ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the issue of the Tranche 1 Common Stock.

Effect of Proposal 2

If Proposal 2 is passed, the Tranche 1 Common Stock will not count towards the Company’s 15% placement capacity for the purposes of ASX Listing Rule 7.1, thereby increasing the Company’s ability to issue additional equity securities without Stockholder approval.

If Proposal 2 is not passed, the Tranche 1 Common Stock will count towards the Company’s 15% placement capacity for the purposes of ASX Listing Rule 7.1, thereby limiting the Company’s ability to issue additional equity securities without Stockholder approval.

Information Required under ASX Listing Rule 7.5

The following information is provided pursuant to the requirements of ASX Listing rule 7.5:
(a)the Tranche 1 Common Stock were issued to existing institutional Stockholders and new institutional investors introduced to the Company by the Board and lead manager, Bank of America. In accordance with paragraph 7.4 of ASX Guidance Note 21, the Company confirms that none of the recipients were (a) related parties of the Company, members of the Company’s key management personnel, substantial Stockholders of the Company, advisers of the Company or an associate of any of these parties; and (b) issued more than 1% of the Company’s current issued capital;
(b)2,180,515 shares of Common Stock were issued under Tranche 1 of the May 2025 PIPE Financing;
(c)the 2,180,515 Tranche 1 Common Stock were issued on May 21, 2025;
(d)the Tranche 1 Common Stock are fully paid shares of Common Stock, issued on the same terms and conditions as existing shares of Common Stock;
(e)the Tranche 1 Common Stock were issued at an issue price of US$17.74 per share of Common Stock, which raised approximately US$38.68 million;
(f)the purpose of the issue of the Tranche 1 Common Stock was for the Company to raise funds to be used for the Drilling of the remaining three wells required for Tamboran’s proposed 40 million cubic feet per day (MMcf/d) Pilot Project at the Shenandoah South location in the Beetaloo Basin to reach first production, which is planned for mid-2026, subject to weather and standard stakeholder approvals, funding of the Sturt Plateau Compression Facility until the Company and Daly Waters Energy, LP finalize terms with lenders and general working capital;
(g)the Tranche 1 Common Stock were issued pursuant to the Subscription Agreements on the material terms summarized in Proposal 1 and otherwise on standard terms for placements of such kind; and
(h)A voting exclusion statement applies to Proposal 2 and is included above.

Vote Required

“FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the Special Meeting are required to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION AND APPROVAL, FOR PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER PURPOSES, OF THE PRIOR ISSUE OF 2,180,515 SHARES OF COMMON STOCK UNDER TRANCHE 1 OF THE MAY 2025 PIPE FINANCING.

PROPOSALS NO. 3 TO 10
APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.11 AND FOR ALL OTHER PURPOSES, OF THE ISSUE OF SHARES OF COMMON STOCK TO DALY WATERS ENERGY, LP, RICHARD STONEBURNER, FREDRICK BARRETT, DAVID SIEGEL, RYAN DALTON, JOEL RIDDLE, JEFFERY BELLMAN AND SARAH PACHECO UNDER TRANCHE 2 OF THE MAY 2025 PIPE FINANCING
Background

Proposals 3 to 10 (inclusive) seek the approval of Stockholders under ASX Listing Rule 10.11 to grant shares of Common Stock to Daly Waters Energy, LP, a private investment firm of which Mr. Sheffield serves as managing partner, directors of the Company, Mr. Richard Stoneburner, Mr. Fredrick Barrett, Mr. David Siegel, Mr. Ryan Dalton, Mr. Joel Riddle, Mr. Jeffrey Bellman, and to a spouse of a Director of the Company, Ms. Sarah Pacheco (together, the “Tranche 2 Related Parties”) under Tranche 2 of the May 2025 PIPE Financing in the respective amounts set out in the below table (the “Related Party Common Stock”).

Related Party	Number of shares of Common Stock issued under Tranche 2 of the May 2025 PIPE Financing
Daly Waters Energy, LP*	563,697 shares of Common Stock
Mr. Richard Stoneburner	2,820 shares of Common Stock
Mr. Fredrick Barrett	8,456 shares of Common Stock
Mr. David Siegel	10,000 shares of Common Stock
Mr. Ryan Dalton	5,000 shares of Common Stock
Mr. Joel Riddle	5,637 shares of Common Stock
Mr. Jeffrey Bellman	5,637 shares of Common Stock
Ms. Sarah Pacheco	2,820 shares of Common Stock
Total	604,067 shares of Common Stock

*As announced to ASX on 14 May 2025 and 30 May 2025, the May 2025 PIPE Financing was supported by issue of the Mr. Bryan Sheffield and Formentera Partners. Mr. Bryan Sheffield is a substantial (10%+) Stockholder of the Company and has nominated two directors to the Board. Formentera Australia Fund I GP, LP is a Delaware limited partnership (“Formentera Australia”), is the general partner of Daly Waters Energy, LP. Formentera Investments LLC, a Delaware limited liability company (“Formentera Investments”), is the general partner of Formentera Australia. Bryan Sheffield is the managing member of Formentera Investments. As a result, Mr. Bryan Sheffield, may be deemed to share beneficial ownership of the shares held directly by Daly Waters Energy, LP. Daly Waters Energy, LP is a related party of the Company and is seeking to participate in Tranche 2 of the May 2025 PIPE Financing as the relevant subscribing entity for up to 563,697 shares of Common Stock.

ASX Listing Rule Requirements

ASX Listing Rule 10.11 provides that unless one of the exceptions in ASX Listing Rule 10.12 applies, the Company must not issue or agree to issue equity securities to:
•10.11.1 a related party;
•10.11.2 a person who is, or was at any time in the 6 months before the issue or agreement, a substantial (30%+) holder;
•10.11.3 a person who is, or was at any time in the 6 months before the issue or agreement, a substantial (10%+) holder and who has nominated a director to the board pursuant to a relevant agreement which gives them a right or expectation to do so;
•10.11.4 an associate of a person referred to in ASX Listing Rule 10.11.1 to 10.11.3; or
•10.11.5 a person whose relationship with the person referred to in ASX Listing Rules 10.11.1 to 10.11.4 is such that, in ASX’s opinion, the issue or agreement should be approved by Stockholders,

unless it obtains the approval of Stockholders.

Daly Waters Energy, LP’s participation in the May 2025 PIPE Financing falls within ASX Listing Rule 10.11.4 and does not fall within any of the exceptions in ASX Listing Rule 10.12, therefore requiring the approval of Stockholders under ASX Listing Rule 10.11.

Directors of the Company, Mr. Richard Stoneburner, Mr. Fredrick Barrett, Mr. David Siegel, Mr. Ryan Dalton, Mr. Joel Riddle and Mr. Jeffrey Bellman’s participation in the May 2025 PIPE Financing falls within ASX Listing Rule 10.11.1 and does not fall within any of the exceptions in ASX Listing Rule 10.12, therefore requiring the approval of Stockholders under ASX Listing Rule 10.11.

By virtue of being the spouse of Mr. Richard Stoneburner, Ms. Sarah Pacheco’s participation in the May 2025 PIPE Financing falls within ASX Listing Rule 10.11.1 and does not fall within any of the exceptions in ASX Listing Rule 10.12, therefore requiring the approval of Stockholders under ASX Listing Rule 10.11.

Proposals 3 to 10 seek the required Stockholder approval for the issue the Related Party Common Stock pursuant to the May 2025 PIPE Financing for the purposes of ASX Listing Rule 10.11 and for all other purposes.

Effect of Proposals 3 to 10

If Proposals 3 to 10 are passed, the Company will be able to proceed with the issue of the Related Party Common Stock pursuant to the May 2025 Pipe Financing. As approval pursuant to ASX Listing Rule 7.1 is not required for the issue of the Related Party Common Stock pursuant to the May 2025 PIPE Financing (because approval is being obtained under ASX Listing Rule 10.11), the issue of the Related Party Common Stock will not use up any of the Company’s 15% placement capacity under ASX Listing Rule 7.1.

If Proposals 3 to 10 are not passed, the Company will not be able to proceed with the issue of the Related Party Common Stock pursuant to the May 2025 PIPE Financing to Daly Waters Energy, LP, Mr. Richard Stoneburner, Mr. Fredrick Barrett, Mr. David Siegel, Mr. Ryan Dalton, Mr. Joel Riddle, Mr. Jeffrey Bellman, and Ms. Sarah Pacheco. In these circumstances, the Company will be unable to raise the funds that would have been raised through the issue of these securities.

Information Required under ASX Listing Rule 10.13

The following information is provided pursuant to the requirements of ASX Listing Rule 10.13:
(a)the Related Party Common Stock will be issued to:
1.Daly Waters Energy, LP, which falls within the category set out in ASX Listing Rule 10.11.4 by virtue of being an associate of Sheffield Holdings, LP and Mr. Bryan Sheffield. Sheffield Holdings, LP and Mr. Bryan Sheffield fall within the category set out in ASX Listing Rule 10.11.3 by virtue of being a substantial (10%+) Stockholder and have nominated two directors to the Board; and
2.Each of Mr. Richard Stoneburner, Mr. Fredrick Barrett, Mr. David Siegel, Mr. Ryan Dalton, Mr. Joel Riddle and Mr. Jeffrey Bellman are directors of the Company, and therefore fall within the category of ASX Listing Rule 10.11.1 by virtue of being a related party of the Company; and
3.Ms. Sarah Pacheco, is a related party of the Company by falling within the category of ASX Listing Rule 10.11.1 by virtue of being a spouse of a director of the Company;
(b)604,067 shares of Common Stock will be issued to the Tranche 2 Related Parties under Tranche 2 of the May 2025 PIPE Financing;
(c)the Related Party Common Stock will be fully paid shares of Common Stock, issued on the same terms and conditions as existing shares of Common Stock;
(d)the Related Party Common Stock is being issued in accordance with firm commitment letters entered into by the Tranche 2 Related Parties on standard terms and conditions (the material term is that the issue is subject to Stockholder approval);
(e)the Company intends to issue the Related Party Common Stock as soon as practicable and, in any event no later than 1 month after the date of the Special Meeting;
(f)the Related Party Common Stock will be issued at an issue price of US$17.74 per share of Common Stock, which will raise approximately US$10.72 million;
(g)the purpose of the issue of the Related Party Common Stock is for the Company to raise funds to be used for the drilling of the remaining three wells required for Tamboran’s proposed 40 million cubic feet per day (MMcf/d) Pilot Project at the Shenandoah South location in the Beetaloo Basin to reach first production, which is planned for mid-2026, subject to weather and standard stakeholder approvals, funding of the Sturt Plateau Compression Facility until the Company and Daly Waters Energy, LP finalize terms with lenders and general working capital; and
(h)a voting exclusion statement applies to Proposals 3 to 10 and is included above.

Vote Required

“FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the Special Meeting are required to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.11 AND FOR ALL OTHER PURPOSES, OF THE ISSUE OF SHARES OF COMMON STOCK TO DALY WATERS ENERGY, LP, RICHARD STONEBURNER, FREDRICK BARRETT, DAVID SIEGEL, RYAN DALTON, JOEL RIDDLE, JEFFERY BELLMAN, AND SARAH PACHECO UNDER TRANCHE 2 OF THE MAY 2025 PIPE FINANCING.

PROPOSAL NO. 11
APPROVAL, FOR PURPOSES OF ASX LISTING RULE 7.1 AND FOR ALL OTHER PURPOSES, OF THE ISSUE OF 336,662 SHARES OF COMMON STOCK TO NON-AFFILIATED INVESTORS UNDER TRANCHE 2 OF THE MAY 2025 PIPE FINANCING

Background

Further to Tranche 1 Common Stock, and as part of the May 2025 PIPE Financing, Proposal 11 seeks the approval of Stockholders to grant the issue of 336,662 shares of Common Stock to certain non-affiliated institutional investors introduced to the Company by the Board and lead manager, Bank of America (“Non-Affiliated Investors”) under Tranche 2 of the May 2025 PIPE Financing (“Tranche 2 Common Stock”).

ASX Listing Rule Requirements

Broadly speaking, and subject to a number of exceptions, ASX Listing Rule 7.1 limits the number of equity securities that a listed entity can issue without the approval of its stockholders over any 12-month period to 15% of the number of fully paid ordinary shares it had on issue at the start of that period.

The proposed issue of Tranche 2 Common Stock under Proposal 11 does not fall within any of the exceptions set out in ASX Listing Rule 7.2 and such an issue would otherwise exceed the Company’s 15% ASX Listing rule 7.1 placement capacity.

The purpose of Proposal 11 is to seek Stockholder approval for the issue of 336,662 shares of Common Stock to Non-Affiliated Investors under Tranche 2 of the May 2025 PIPE Financing for the purposes of ASX Listing Rule 7.1 and for all other purposes.

Effect of Proposals 11

If Proposal 11 is passed, the Company will be able to proceed with the issue of the shares of the Tranche 2 Common Stock. In addition, the issue of the shares of the Tranche 2 Common Stock will be excluded from the calculation of the number of securities that the Company can issue without Stockholder approval under ASX Listing Rules 7.1.

If Proposals 11 is not passed, the Company will be limited to issuing the Tranche 2 Common Stock pursuant to the Company’s existing placement capacity under ASX Listing Rules 7.1, if required, without the need to obtain Stockholder approval. This would not be sufficient to achieve the Company’s funding objectives.

Information Required under ASX Listing Rule 7.3

The following information is provided pursuant to the requirements of ASX Listing Rule 7.3:
(a)the Tranche 2 Common Stock are being issued under the May 2025 PIPE Financing to Non-Affiliated Investors who are institutional, professional and sophisticated investors comprising existing stockholders and new institutional, professional and sophisticated investors identified by the lead manager Bank of America (“Lead Manager”) as part of the bookbuild process for the May 2025 PIPE Financing. The Lead Manager sought expressions of interest to participate in May 2025 PIPE Financing from non-related parties of the Company;
(b)the maximum number of shares of Tranche 2 Common Stock that the Company will issue is 336,662;
(c)the shares of Tranche 2 Common Stock issued will be fully paid shares of Common Stock, issued on the same terms and conditions as existing shares of Common Stock;
(d)the shares of Tranche 2 Common Stock will be issued no later than 3 months after the date of the Special Meeting (or such later date to the extent permitted by any ASX waiver or modification of the ASX Listing Rules);
(e)the shares of Tranche 2 Common Stock will be issued at an issue price of US$17.74 per share of Common Stock, which will raise approximately US$5.97 million;
(f)the purpose of the issue of the Tranche 2 Common Stock is for the Company to raise funds to be used for the drilling of the remaining three wells required for Tamboran’s proposed 40 million cubic feet per day (MMcf/d) Pilot Project at the Shenandoah South location in the Beetaloo Basin to reach first production, which is planned for mid-2026, subject to weather and standard stakeholder approvals, funding of the Sturt Plateau Compression Facility until the Company and Daly Waters Energy, LP finalize terms with lenders and general working capital;
(g)the Tranche 2 Common Stock will be issued pursuant to the Subscription Agreements on the material terms summarized in Proposal 1 and otherwise on standard terms for placements of such kind;
(h)the Shares of Tranche 2 Common Stock are not being issued under or to fund a reverse takeover; and
(i)A voting exclusion statement applies to Proposal 11 and is included above.

Vote Required

“FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the Special Meeting are required to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF ASX LISTING RULE 7.1 AND FOR ALL OTHER PURPOSES, OF THE ISSUE OF 336,662 SHARES OF COMMON STOCK TO NON-AFFILIATED INVESTORS UNDER TRANCHE 2 OF THE MAY 2025 PIPE FINANCING.

PROPOSAL 12
APPROVAL, FOR PURPOSES OF ASX LISTING RULE 7.1, SECTION 312.03 OF THE NYSE LISTED COMPANY MANUAL AND FOR ALL OTHER PURPOSES, OF THE ISSUE OF SHARES OF COMMON STOCK TO MACQUARIE BANK LIMITED PURSUANT TO THE FACILITY LETTER AGREEMENT

Background

On December 19, 2024, Tamboran Resources Pty Ltd (ACN 135 299 062) (“TR Ltd”), as guarantor, entered into a Performance Bond Facility Letter Agreement with Tamboran (West) Pty Limited (ACN 661 967 077) (“TR West”), as borrower, each a wholly owned subsidiary of the Company, as obligors, and Macquarie Bank Limited (ACN 008 583 542) (“MBL”), as lender (the “Facility Letter Agreement”). The Facility Letter Agreement provides TR West with A$25,000,000 in availability (“Facility A”) for letters of credit and bank guarantees (“Performance Bonds”) and includes two potential additional performance bond facilities, each in the amount of A$5,000,000 (“Facility B” and “Facility C”, respectively, and collectively, the “Facilities”). All Facilities terminate on December 19, 2027. The obligations under the Facility Letter Agreement are unconditionally guaranteed on a senior secured basis by TR Ltd.

In relation to Facility A, the Company and its subsidiaries (“TBN Group”) incurred an establishment fee of A$500,000. The outstanding letters of credit and bank guarantees under the Facilities are subject to a drawdown fee of 10% per annum, payable quarterly in arrears. TBN Group is also required to pay a commitment fee of 4% per annum, payable quarterly in arrears, on the average monthly unused amount of the Facilities. If TR West, as the borrower, fails to pay any amount payable under the Facility Letter Agreement by the due date, interest accrues on the overdue amount at a rate of 12% per annum, payable quarterly in arrears.

As of June 2, 2025, there was A$12,164,176.50 of letters of credits issued under the Facility Letter Agreement, with A$12,835,823.50 of unused credit under Facility A and A$10,000,000 of unused credit under Facility B and Facility C.

Facility Letter Agreement

Pursuant to the letter agreement between TR West and MBL (“Facility Letter Agreement”), the parties have agreed that MBL will accept the issue of 112,740 shares of Common Stock at a price of US$17.74 per share of Common Stock, being a total of approximately US$2,000,000 in shares of Common Stock (the “MBL Common Stock”) and apply the value of the MBL Common Stock to future fees payable by the TBN Group under the Facility Letter Agreement.

In the Facility Letter Agreement Letter, the following terms have the following meanings:
(a)“AUD Fee Amount” means, in respect a Fee Date, the amount of fees payable under the Facility Letter Agreement in respect of that Fee Date expressed in Australian dollars;
(b)“Day One Value” means the USD value of the MBL Common Stock on the Effective Date, calculated by multiplying the number of shares allotted by the issue price;
(c)“Fee Date” means any day on which fees are due and payable by TR West to MBL under the Facility Letter Agreement;
(d)“Share Balance” means, at any time, an amount in USD equal to the Day One Value minus the total of any USD Fee Amounts deducted and applied towards payment of fees in accordance with the Facility Letter Agreement.

Under the terms of the Facility Letter Agreement, on any day on which fees are due and payable by TR West to MBL under the Facility Letter Agreement after the issue of the MBL Common Stock (“Effective Date”), MBL will calculate and notify TR West as to:

(a)Share Balance as at the day before the Fee Date;
(b)the AUD Fee Amount for that Fee Date;
(c)the USD equivalent of the AUD Fee Amount for that Fee Date converted from AUD to USD at the spot rate of exchange for the purchase of USD with AUD as published on Bloomberg at or about 11:00am Sydney time on the Fee Date (the “USD Fee Amount”);
(d)the Share Balance after the USD Fee Amount is deducted from the Share Balance on that Fee Date and applied towards payment of the AUD Fee Amount.

On each Fee Date, MBL will deduct the USD Fee Amount calculated by it from the Share Balance and apply it towards payment of the AUD Fee Amount due and payable on that Fee Date. MBL agrees to accept the amount applied under this paragraph in lieu of the payment of immediately available funds required under the Facility Letter Agreement.

If the USD Fee Amount is greater than the available Share Balance on a Fee Date, MBL will apply the available Share Balance towards part payment of the fees due and payable on that Fee Date, with the balance being due and payable by TR West in immediately available funds. This arrangement will commence on the Effective Date and after the Share Balance is reduced to zero.

MBL may terminate the Facility Letter Agreement by written notice to TR West if the shares of MBL Common Stock are not issued by August 31, 2025.

ASX Listing Rule Requirements

Broadly speaking, and subject to a number of exceptions, ASX Listing Rule 7.1 limits the number of equity securities that a listed entity can issue without the approval of its stockholders over any 12-month period to 15% of the number of fully paid ordinary shares it had on issue at the start of that period.

The proposed issue of shares of MBL Common Stock is conditional on the Company obtaining Stockholder approval and therefore falls within exception 17 of ASX Listing Rule 7.2 (being an agreement to issue equity securities that is conditional on the holders of the entity’s ordinary securities approving the issue under ASX Listing Rule 7.1 before the issue is made). The issue of the shares of MBL Common Stock requires the approval of the Stockholders under ASX Listing Rule 7.1 because the maximum number of shares of Common Stock to be issued will exceed the 15% limit in ASX Listing Rule 7.1. Accordingly, the Company is seeking Stockholder approval under and for the purposes of ASX Listing Rule 7.1 for the issue of the MBL Common Stock.

Effect of Proposal 12

If Proposal 12 is passed, the Company will be able to proceed with the issue of the shares of the MBL Common Stock. In addition, the issue of the shares of MBL Common Stock will be excluded from the calculation of the number of securities that the Company can issue without Stockholder approval under ASX Listing Rules 7.1.

If Proposal 12 is not passed, the Company will not be able to proceed with the issue of the shares of the MBL Common Stock, and MBL may terminate the Facility Letter Agreement by written notice to TR West.

Information Required by ASX Listing Rule 7.3

The following information is provided pursuant to the requirements of ASX Listing Rule 7.3:

(a)the shares of MBL Common Stock are to be issued to MBL;
(b)the maximum number of shares MBL Common Stock that the Company will issue is 112,740;
(c)the shares of MBL Common Stock issued will be fully paid shares of Common Stock, issued on the same terms and conditions as existing shares of Common Stock;
(d)the shares of MBL Common Stock will be issued no later than 3 months after the date of the Special Meeting;
(e)the shares of MBL Common Stock will be issued at an issue price equivalent of US$17.74 per share of Common Stock, being a total of approximately US$2,000,000 in shares of Common Stock;
(f)the shares of MBL Common Stock are being issued to MBL in satisfaction of future fees payable by the TBN Group under the Facility Letter Agreement;
(g)a summary of the material terms of the Facility Letter Agreement is set out under the section named “Facility Letter Agreement” above in this Proposal 12;
(h)the shares of MBL Common Stock are not being issued under or to fund a reverse takeover; and
(i)a voting exclusion applies and is included above.

NYSE Listing Rule Requirements

Because our Common Stock is listed on the NYSE, we are subject to the NYSE’s rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of related transactions, subject to certain exceptions, in which (i) the common stock or securities convertible into or exercisable for common stock are issued to an Active Related Party if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds the NYSE Active Related Party Cap, (ii) a Related Party has a five percent or greater interest (or Related Parties collectively have a ten percent or greater interest) in the consideration to be paid in the transaction or series of transactions, and the present potential issuance of common stock, or securities convertible into common stock, could result in an issuance that exceeds the NYSE Related Party Cap, and (iii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of the NYSE 20% Cap. The approval of the Company’s stockholders is required because MBL may be deemed to be an Active Related Party and/or a Related Party under NYSE listing rules and the maximum number of shares of MBL Common Stock to be issued under the Facility Letter Agreement may exceed the NYSE Thresholds.

Vote Required

“FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the Special Meeting are required to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF ASX LISTING RULE 7.1, SECTION 312.03 OF THE NYSE LISTED COMPANY MANUAL AND FOR ALL OTHER PURPOSES, OF THE ISSUE OF SHARES OF COMMON STOCK TO MACQUARIE BANK LIMITED PURSUANT TO THE FACILITY LETTER AGREEMENT.

PROPOSAL 13
APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY PURSUANT TO THE COMPANY’S MAY 2025 PIPE FINANCING

Background

On May 12, 2025, the Company entered into subscription agreements with certain directors and officers of the Company (the “D&O PIPE Investors”), pursuant to which, among other things, the D&O PIPE Investors agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to the D&O PIPE Investors, an aggregate of 54,463 newly issued shares of common stock (the “D&O Shares”) at a price per share of $17.74 per share, representing a 15% discount to the May 12, 2025 closing price of the Company’s common stock on the NYSE of $20.87.

Reasons for the Approval of the sale of the D&O Shares to the D&O PIPE Investors

The issuance of the D&O Shares to the D&O PIPE Investors in the May 2025 PIPE Financing at a discount, offered outside the Company’s 2024 Incentive Award Plan, may be considered an “equity-compensation plan” under Section 303A.08 of the NYSE Listed Company Manual. The Company has in addition, as set out above, sought approval from stockholders in respect of the ASX Listing Rules in respect of Proposals 3 to 10 under ASX Listing Rule 10.11.

The purpose of the issue of the D&O Shares is to raise funds to be used for the drilling of the remaining three wells required for Tamboran’s proposed 40 MMcf/d Pilot Project at the Shenandoah South location in the Beetaloo Basin to reach first production, which is planned for mid-2026, subject to weather and standard stakeholder approvals, funding of the Sturt Plateau Compression Facility until the Company and Daly Waters Energy, LP finalize terms with lenders, and general working capital.

If our stockholders do not approve this Proposal 13, the D&O Shares will not be sold to the D&O Pipe Investors.

Plan Benefits

The following table sets forth the benefits received by the D&O PIPE Investors.

May 2025 PIPE Financing – D&O PIPE Investors	Number of Shares
Joel Riddle, Chief Executive Officer and Director	5,637
Eric Dyer, Chief Financial Officer	5,637
Faron Thibodeaux, Chief Operating Officer	8,456
Richard Stoneburner, Director	5,640*
Fredrick Barrett, Director	8,456
John Bell, Director	0
Ryan Dalton, Director	5,000
Patrick Elliott, Director	0
Andrew Robb, Director	0
David Siegel, Director	10,000
Jeffrey Bellman, Director	5,637
All executive officers as a group	19,730
All non-executive directors as a group	34,733
All executive officers and directors as a group (11 persons):	54,463
*includes 2,820 shares to be issued to Mr. Stoneburner’s spouse.

The D&O Shares will be issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended. The Company has provided the D&O PIPE Investors with piggyback registration rights for the D&O Shares. For further information, see the Form of Subscription Agreement (Affiliate), filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on May 15, 2024.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to D&O PIPE Investors’ participation in the May 2025 PIPE Financing. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to the D&O PIPE Investors or any other individual, each of whom should consult his or her own tax advisors.

Generally, D&O PIPE Investors who are United States taxpayers should recognize ordinary income at the time of purchase of the D&O Shares in an amount equal to the fair market value of the shares acquired on the date of purchase, less the purchase price paid for the shares. For D&O PIPE Investors who are United States taxpayers, the D&O PIPE Investors’ basis in the D&O Shares for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of the common stock on the date such D&O Shares are purchased. Any subsequent gain or loss for such D&O PIPE Investors will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the D&O PIPE Investor recognizes ordinary income.

Vote Required

“FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the Special Meeting are required to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY PURSUANT TO THE COMPANY’S MAY 2025 PIPE FINANCING.

SCAN TO
VIEW MATERIALS & VOTE

TAMBORAN RESOURCES CORP
1209 ORANGE STREET
NEW CASTLE COUNTY
WILMINGTON, DE 19801

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TBN2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76247-S15819

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TAMBORAN RESOURCES CORP

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney-in-fact, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. All holders must sign. If a corporation, partnership or other entity, please sign in full entity name by duly authorized officer(s) and specify the title(s) of such officer(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V76248-S15819

TAMBORAN RESOURCES CORPORATION
Proxy is being Solicited on behalf of the Board of Directors
Special Meeting of Stockholders
July 16, 2025 6:00 P.M. EST

The stockholder(s) hereby appoint(s) Joel Riddle and Eric Dyer, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Tamboran Resources Corporation that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 6:00 p.m. Eastern Time on July 16, 2025, at www.virtualshareholdermeeting.com/TBN2025SM, and any adjournment or postponement thereof (the "Special Meeting").

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS.

Continued and to be signed on reverse side

CDI VOTING INSTRUCTION FORM FOR CDI HOLDERS WHO HOLD CDIS THROUGH CHESS DEPOSITARY NOMINEES PTY LTD

tamboran RESOURCES

All Correspondence to:

By Mail Boardroom Pty Limited
GPO Box 3993
Sydney NSW 2001 Australia

By Fax: +61 2 9290 9655

Online: www.boardroomlimited.com.au

By Phone: (within Australia) 1300 737 760
(outside Australia) +61 2 9290 9600

TAMBORAN RESOURCES CORPORATION GENERAL MEETING OF STOCKHOLDERS

YOUR VOTE IS IMPORTANT

For your vote to be effective it must be recorded **before 8:00am (AEST) on Tuesday 15 July 2025**

TO VOTE ONLINE

STEP 1: VISIT www.votingonline.com.au/tamborangm2025

STEP 2: Enter your Postcode OR Country of Residence (if outside Australia)

STEP 3: Enter your Voting Access Code (VAC):

BY SMARTPHONE

Scan QR Code using smartphone QR Reader App

COMPLETING THE CDI VOTING INSTRUCTION FORM

STEP 1 HOW TO VOTE ON ITEMS OF BUSINESS

200 CHESS Depository Interests (CDIs) are equivalent to one (1) share of common stock of Tamboran Resources Corporation so that every 200 CDIs registered in your name at 7:00pm (Sydney time) on 12 June 2025 entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.

STEP 2 SIGN THE FORM

Individual: Where the holding is in one name, the security holder must sign.

Joint Holding: Where the holding is in more than one name, all of the security holders should sign.

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory. i.e. Sole Director, Sole Company Secretary or Director and Company Secretary.

Update your communication details (optional): Please provide your email address in the space provided. By providing your email address, you elect to receive all communications despatched by the Company electronically (where legally permissible) such as a Notice of Meeting, Proxy Voting Form and Annual Report via email.

STEP 3 LODGEMENT

This form (and any Power of Attorney under which it is signed) must be received no later than 48 hours before the commencement of the meeting, therefore by **before 8:00am (AEST) on Tuesday 15 July 2025** Any form received after that time will not be valid for the scheduled meeting.

Attending the Meeting

Please refer to the Notice of Meeting for instructions on attending the meeting virtually.

Forms may be lodged:

By Fax	+ 61 2 9290 9655
By Mail	Boardroom Pty Limited GPO Box 3993, Sydney NSW 2001 Australia
In Person	Boardroom Pty Limited Level 8, 210 George Street, Sydney NSW 2000 Australia
Online	www.votingonline.com.au/tamborangm2025

Turn over to complete the form

Tamboran Resources Corporation
ARBN 672 879 024

☐ **Your Address.** This is your address as it appears on the company's share register. If this is incorrect, please mark the box with an "X" and make the correction in the space to the left. Securityholders sponsored by a broker should advise their broker of any changes.

Please note, you cannot change ownership of your securities using this form.

CDI VOTING INSTRUCTION FORM

STEP 1 CHESS DEPOSITARY NOMINEES (CDN) WILL VOTE AS DIRECTED

I/We being a holder of CHESS Depositary Interests ("CDIs") of Tamboran Resources Corporation ("the Company") hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the General Meeting of the Company to be held **on Thursday 17 July 2025 at 8:00am (AEST), live via the Internet at** **http://www.virtualshareholdermeeting.com/TBN2025SM** and at any adjournment or postponement of that meeting. By execution of this CDI Voting Form, the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting or any adjournment or postponement thereof.

STEP 2 VOTING DIRECTIONS, If you mark the Abstain box for a particular item, you are directing CHESS Depositary Nominees Pty Ltd not to vote on your behalf on a show of hands or on a poll and your vote will not be counted in calculating the required majority if a poll is called.

STEP 3 SIGNATURE OF SECURITYHOLDERS

This form must be signed to enable your directions to be implemented.

Individual or Securityholder 1	Securityholder 2	Securityholder 3
Sole Director and Sole Company Secretary	Director	Director / Company Secretary

Contact Name.. Contact Daytime Telephone... Date / / 2025